Acquisition of Big Muddy Bancorp, Inc. and The State Bank of Townsend

Expanding Montana's Premier Community Bank into The Golden Triangle

August 22, 2018



EAGLE BANCORP
MONTANA, INC.

Peter J. Johnson
President and Chief Executive Officer

Trading Symbol NASDAQ: EBMT

THE STATE BANK OF TOWNSEND

Cautionary Notice Regarding Forward-Looking Statements

Certain statements contained in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words "may", "would", "could", "will", "expect", "anticipate", "project", "believe", "intend", "plan" and "estimate", as well as similar words and expressions. These forward-looking statements include statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our anticipated acquisitions, our anticipated future financial performance, and management's long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anticipated internal growth and plans to establish or acquire banks or the assets of failed banks.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following:

> the inability to obtain the requisite regulatory and shareholder approvals for the anticipated acquisitions and meet other closing terms and conditions;
> the reaction to the anticipated acquisitions of all the banks' customers, employees and counter-parties or difficulties related to the transition of services;
> the timing to consummate the proposed merger;
> the risk that a condition to closing of the proposed merger may not be satisfied;
> the diversion of management time on issues related to the proposed merger;
> the difficulties and risks inherent with entering new markets;
> the results of the audit of the Big Muddy Bancorp Inc. financial statements;
> general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values;
> our ability to raise additional capital may be impaired if markets are disrupted or become more volatile;
> costs or difficulties related to the integration of the banks we may acquire may be greater than expected;
> restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals;
> governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us;
> competitive pressures among depository and other financial institutions may increase significantly;
> changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired;
> other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can;
> our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry;
> adverse changes may occur in the bond and equity markets;
> war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets;
> economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and
> we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on form 10-K for the year ended December 31, 2017, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

Important Information about the Merger and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger transaction, Eagle Bancorp Montana, Inc. (Eagle) will file a registration statement on Form S-4 with the SEC to register Eagle shares that will be issued to Big Muddy Bancorp Inc., (Big Muddy) shareholders in connection with the transaction. The registration statement will include a proxy statement of Big Muddy and a prospectus of Eagle as well as other relevant documents concerning the proposed transaction. The registration statement and the proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about Eagle, Big Muddy Bancorp Inc. and the proposed transaction and related matters. A definitive proxy statement/prospectus will be mailed to shareholders of Big Muddy. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS) BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may also obtain free copies of these documents and other documents filed with the SEC, at the SEC's website at https://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by Eagle at its website at https://www.opportunitybank.com (which website is not incorporated herein by reference) or by contacting Laura Clark by telephone (406) 457-4007. Security holders may also obtain free copies of the documents of Big Muddy or by contacting Benjamin G. Ruddy by telephone at (406) 476-3462.

Eagle, Big Muddy and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Big Muddy in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the proxy statement/prospectus described above and other relevant materials when filed with SEC. Additional information regarding each of Eagle's directors and executive officers, including their beneficial ownership of Eagle common stock is included in Eagle's definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 13, 2018. You can obtain free copies of this document from Eagle using the contact information above.

Expanding Montana's Premier Community Bank into the Golden Triangle to Continue to Deliver on the Growth Strategy and Expand Agricultural Lending

- The acquisition of The State Bank of Townsend will confirm Eagle Bancorp Montana, Inc. as the fourth largest bank headquartered in Montana
- Eagle will enter the attractive market of the Golden Triangle and strengthen its presence in Broadwater County and the Great Falls area
- Acquisition provides Eagle's subsidiary, Opportunity Bank of Montana with a significant expansion of its agricultural lending capability and skills in the broader Great Falls markets
- Post-acquisition, the approximately $1 Billion asset bank will operate 21 branches in key Montana markets
- The State Bank of Townsend has a low cost of funds of 0.22% and an attractive deposit mix of 31% non interest bearing deposits and approximately 75% non time deposits
- Eagle will continue partnering with the Edwards and Kearns families to continue their successful banking histories in Central Montana
  - The State Bank of Townsend's President and CEO , Ben Ruddy will lead the new bank's effort in the broader Great Falls region
  - The new effort will build on the Opportunity Bank of Montana and Big Muddy Banks 119 year tradition of exceptional value added service and community leadership
  - The State Bank of Townsend brings to Eagle a long history and expertise in agricultural lending
- Financially attractive to Eagle:
  - Expected to be ~9% accretive to EPS in 2019 and 2020
  - Tangible book value earn-back in ~ 4 years
  - Internal rate of return in excess of 20%
- Low execution risk

Transaction Structure

STRUCTURE / CONSIDERATION	• Big Muddy common stock exchanged for 20.49 shares of Eagle, subject to adjustment • Approximately 996,142 shares of Eagle in the aggregate or 100% stock transaction • Double trigger walk-away provision versus Nasdaq Bank Index • The State Bank of Townsend will be merged into Eagle's subsidiary Opportunity Bank of Montana • The three divisions operated by The State Bank of Townsend will retain their brand names (Farmers State Bank of Denton, Dutton State Bank and The State Bank of Townsend) for three years and then be re-branded Opportunity Bank of Montana
PRICING MULTIPLES[1]	• Aggregate Deal Value: ~ $19 million • Deal Value / Tangible Book Value: ~ 1.43x • Deal Value / Reported LTM Earnings: ~ 13.2x • Core Deposit Premium: ~ 6.9%
MANAGEMENT	• Big Muddy President and CEO, Ben Ruddy will join Eagle's and Opportunity Bank's Board of Directors • Ben Ruddy to lead the combined bank's efforts in broader Great Falls markets • Pro Forma ownership 84.9% Eagle/15.1% Big Muddy shareholders
APPROVALS/ TIMING	• Estimated close in early Q1 2019 • Customary regulatory approvals and shareholder approval by Big Muddy

(1) Based on Eagle's volume weighted average price for the twenty trading days ended August 14, 2018 of $19.07 and financials for Big Muddy Bancorp Inc. as of 06/30/18

Partnering with Big Muddy Banks

» **Big Muddy Bancorp** is the heir to an illustrious banking history written by three Montana banks in the Golden Triangle since 1899. Together, The State Bank of Townsend, Farmers State Bank of Denton and Dutton State Bank have served, through the dedication of their founding families, the banking needs of the farming communities of North Central Montana through a century of economic cycles in the state's top-most grain producing counties.

THE STATE BANK OF TOWNSEND



» **The State Bank of Townsend** was founded on June 1, 1899 by John Patrick Kearns, a native of Wisconsin. Three generations of the Kearns family have led the bank, most recently with Bill Kearns and David Kearns who serve as Directors of the bank and holding company and are major shareholders of Big Muddy Bancorp.

» **Farmers State Bank of Denton** was chartered by A.C. Edwards as he bought the First National Bank of Denton out of receivership in June 1929, and was one of only a few banks in central Montana that survived the stock market crash and depression. The bank has been serving the needs of the Denton community and its area agricultural producers under three generations of Edwards ownership and management ever since. Wayne Edwards, the most recent of the family to lead the bank, is the largest shareholder of Big Muddy Bancorp.

FARMERS STATE BANK
DENTON, MONTANA



Lobby of Farmers State Bank of Denton

» **Dutton State Bank** was established on September 17, 1960 by two local businessmen Ray Van Heel and Jonas Johnson, and has supported the local agricultural communities for over 50 years through its branch in Dutton. Benjamin ("Ben") G. Ruddy, its President and CEO, has been the architect of the series of mergers which created Big Muddy Bancorp combining Dutton State Bank and Farmers State Bank in 2015 and merging with The State Bank of Townsend in 2017. Ben Ruddy today leads Big Muddy Bancorp as its CEO.

Dutton STATE BANK

The State Bank of Townsend: Steady Business and Strong Deposit Franchise

THE STATE BANK OF TOWNSEND

Financial Highlights (Bank Level) (a)

At or for 12 months ended December 31

	2014	2015	2016	2017	YTD 06/18
Total Assets ($M)	$ 54	$ 57	$ 59	$ 113	$ 111
Total Loans & Leases (Incl H)	28	32	28	87	92
Total Deposits ($M)	48	51	52	99	94
Tang. Common Equity ($M)	5	6	6	13	13
ROAA (%)	0.90	1.06	0.64	1.51	0.98
ROAE (%)	8.90	10.33	6.19	15.22	8.37
Net Interest Margin (%)	4.21	4.31	3.81	7.83	4.99
Efficiency Ratio (FTE) (%)	78.89	76.69	83.87	69.23	62.45
Risk Based Capital Ratio (%)	20.79	28.16	21.68	16.10	14.77
NPAs / Assets (%)	1.07	3.24	3.17	3.47	2.15
Net Charge offs / Avg Loans (%)	0.05	0.05	0.08	(0.02)	0.45
Loan Loss Reserves / Gross (%)	1.24	1.05	1.11	0.65	0.63

Franchise Highlights

- 31% non-interest bearing and 75% non-time deposits with an overall cost of funds of 0.22%
- Excellent management team with decades of combined banking experience
- Dominant presence in one of the largest agricultural markets in Montana
- Diversified loan portfolio with strong agricultural lending component

Loan Composition (b)



Consumer 3%
Multi Family 7%
1-4 Family 6%
C&D 5%
Non OO CRE 7%
C&I 12%
Farm Loans 16%
OO CRE 15%
Ag Production 29%

Loan Composition ($000s)	
Multi-Family	$ 6,415
1-4 Family	4,919
C&D	5,606
Farm Loans	14,509
Ag Production	26,764
OO CRE	13,684
Non OO CRE	6,148
C&I	11,492
Consumer	2,473
Other	124
Total	$92,134
Yield on Loans	5.85%

Deposit Composition (b)



Time < $250K 19%
Time > $250K 6%
Int-DDA MM Sav 44%
Non-Int Bearing 31%

Deposit Composition ($000s)	
Time <$250K	$ 17,692
Time >$250K	5,458
Non-Int. Bearing	29,129
Int-DDT, MM, Saving	41,667
Total	$ 93,946
Cost of Funds	0.22%

(a) Dollars rounded to the nearest million
(b) As of quarter ended 6/30/18. Source: FDIC Call Report

The Combination will Create the Fourth Largest Bank Headquartered in Montana



Kootenai National Forest
BLACKFEET INDIAN RESERVATION
FORT PECK INDIAN RESERVATION
Flathead National Forest
FLATHEAD RESERVATION
Great Falls
MONTANA
Missoula
Helena
Miles City
Butte
Billings
Bozeman
Beaverhead-Deerlodge National Forest
CROW RESERVATION
Kalispell
Conrad
Choteau
Polson
Flathead National Forest
Lewistown
Harlowton
Roundup
Hamilton
Anaconda
Townsend
Columbus
Hardin
Dillon
Salmon
Red Lodge
Crow Indian Reservation

21

BRANCHES

● Eagle branches

● The State Bank of Townsend branches

Source: SNL Financial

Opportunity to Operate the Leading Community Bank in the Golden Triangle and Expand Eagle's Agricultural Lending in Montana

- The acquisition opens a premier Montana agricultural region to Eagle:

  The Golden Triangle is the breadbasket of Montana

  - The area relies on wheat, hay, barley production, and cattle raising as the main drivers of its economy
  - Teton County ranks 1st in the state for barley production
  - Teton, Fergus and Cascade Counties are in the top ten counties in Montana for winter wheat production

- Post acquisition, Eagle will enjoy the #1 or #2 market share of deposits in Broadwater and Teton counties and #5 in Fergus county

- The transaction will significantly enhance Eagle's agricultural and farm lending activities:
  - Post Transaction, Eagle's agricultural portfolio will approximate $88 million and represent 13% of total loans
  - The long established presence of Big Muddy Bancorp in the thriving agricultural markets of the Golden Triangle will accelerate Eagle's expansion in agricultural lending throughout Montana

- This acquisition will solidify Eagle's position as the fourth largest bank headquartered in Montana ranked by deposits

MONTANA 2017 Rank	Institution	Total Deposits In Market ($000)
1	Glacier Bancorp Inc. (MT)	4,639,910
2	First Interstate BancSystem (MT)	4,082,308
3	Stockman Financial Corp. (MT)	2,424,415
4	***Eagle pro forma Big Muddy Bancorp***	***696,865***
4	Eagle Bancorp Montana, Inc. (MT)	592,506
5	Montana Security Inc. (MT)	544,546
6	Yellowstone Holding Co. (MT)	523,667

Source: SNL Financial
Note: Deposits data as of 6/30/2017

Pro Forma Impact

Eagle Estimated Pro Forma Summary Statistics:
(Dollars in millions except per share data)

PRO FORMA BALANCE SHEET[1]	• Total Assets	$938MM
	• Total Gross Loans	$686MM
	• Total Deposits	$707MM
PRO FORMA PER SHARE ACCRETION/(DILUTION)	• TBV/Share	~ (4) %
	• TBV Earnback[2] (Crossover Method)	~ 4 yrs
	• 2019 EPS (Incl. merger Exp.)	~ 9 %
	• 2020 EPS	~ 9 %
PRO FORMA CAPITAL RATIOS[1]	• TCE/TA Ratio	~ 9.6%
	• Leverage Ratio	~ 10.3%
	• Total RBC Ratio	~ 14.5%

[1] Pro Forma Balance Sheet and Capital Ratios as of 06/30/18 reflecting the acquisition

[2] Crossover method defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share

Transaction Analysis

DUE DILIGENCE

- Comprehensive due diligence process
- In-depth review of credit files, underwriting methodology and policy
- 52% of total loans reviewed (55% of commercial and ag credits)
- Detailed review of expenses on a line item basis

TRANSACTION ASSUMPTIONS

- Estimated 2.50% credit mark of $2.3 million
- Assumes a conservative 25% cost savings, 100% phased-in by year-end 2019
- Pre-tax, one-time buyer and seller combined merger charges are estimated at $1.4 million
- Core deposit intangibles of 2.0% amortized over 10 years using sum of years digits

An Expanding Franchise—Eagle Bancorp Montana, Inc.

Since its 2010 IPO, Eagle has leveraged its equity through acquisitions and strong organic growth, extending its franchise to all key markets in Montana and tripling its size: The State Bank of Townsend is yet another step in this expansion.



ASSETS
2018
$940 MM
2017
$800 MM
2012-2016
$710 MM
2012
$510 MM
2010
$316 MM
2000
150 MM
2000
First Stage Conversion
2010
Second Stage IPO
2012
Acquisition of 7 Branches from Sterling Financial including $182 MM of Deposits
2012-2016
Organic Growth through new lending teams and products
2017
Acquisition of Ruby Valley Bank
2018
Acquisition of The State Bank of Townsend

A Compelling Opportunity for Eagle and its Investors

- Market expansion in Broadwater County, Great Falls markets and the Golden Triangle
- Acquisition affirms Opportunity Bank of Montana as the fourth largest bank by deposits headquartered in Montana
- High quality acquisition with an attractive deposit mix and low-cost core funding
- Strengthens Opportunity's agricultural lending capability by adding a strong market leader in the largest wheat growing area of Montana
- Retention of local management, board representation and relationship management talent
- Strategically attractive with compelling financial metrics
- Low execution risk
- Transaction expected to enhance Eagle's long-term shareholder value

Contact Information

Opportunity Bank
OF MONTANA

Pete Johnson
President/CEO

Office: 406.442.3080
Direct: 406.457.4006
Fax: 406.457.4013

pjohnson@oppbank.com

1400 Prospect Avenue
P.O. Box 4999
Helena, MT 59604

Laura Clark
EVP/Chief Financial Officer

Office: 406.442.3080
Direct: 406.457.4007
Fax: 406.457.4013

lclark@oppbank.com

www.opportunitybank.com